                                  Exhibit Index

EXHIBIT        DESCRIPTION

EX-99.a     Amended and Restated  Agreement and Declaration of Trust of American
Century  International  Bond Funds,  dated March 26, 2004 (filed as Exhibit a to
Post-Effective  Amendment No. 19 to the  Registration  Statement on Form N-1A of
the Registrant, File No. 33-43321, on April 29, 2004, and incorporated hereby by reference).

EX-99.b     Amended and Restated Bylaws dated March 26, 2004 (filed as Exhibit b to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-43321, on April 29, 2004, and incorporated hereby by reference).

EX-99.d1    Investment   Sub-Advisory  Agreement  with  J.P.  Morgan  Investment
Management,  Inc.,  dated August 1, 1997 (filed as Exhibit 5c to  Post-Effective
Amendment No. 10 to the  Registration  Statement on Form N-1A of the Registrant,
File No. 33-43321, on September 30, 1997, and incorporated herein by reference).

EX-99.d2    Management   Agreement   (Investor   Class)  with  American  Century
Investment  Management,  Inc.,  dated  August  1, 1997  (filed  as  Exhibit 5 to
Post-Effective  Amendment No. 33 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  on July 31, 1997,
and incorporated herein by reference).

EX-99.d3    Amendment to the Management Agreement (Investor Class) with American
Century Investment  Management,  Inc., dated March 31, 1998 (filed as Exhibit 5b to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of
American  Century  Municipal  Trust,  File No.  2-91229,  on March 26, 1998, and
incorporated herein by reference).

EX-99.d4    Amendment to the Management Agreement (Investor Class) with American
Century Investment Management,  Inc., dated July 1, 1998 (filed as Exhibit d3 to
Post-Effective  Amendment No. 39 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  on July 28, 1999,
and incorporated herein by reference).

EX-99.d5    Amendment No. 1 to the Management  Agreement  (Investor  Class) with
American Century Investment Management, Inc., dated September 16, 2000 (filed as
Exhibit d4 to Post-Effective  Amendment No. 30 to the Registration  Statement on
Form N-1A of American Century California  Tax-Free and Municipal Funds, File No.
2-82734, on December 20, 2000, and incorporated herein by reference).

EX-99.d6    Amendment No. 2 to the Management  Agreement  (Investor  Class) with
American  Century  Investment  Management,  Inc., dated August 1, 2001 (filed as
Exhibit d5 to Post-Effective  Amendment No. 44 to the Registration  Statement on
Form N-1A of American Century Government Income Trust, File No. 2-99222, on July
31, 2001, and incorporated herein by reference).

EX-99.d7    Amendment No. 3 to the Management  Agreement  (Investor  Class) with
American Century Investment  Management,  Inc., dated December 3, 2001 (filed as
Exhibit d6 to Post-Effective  Amendment No. 16 to the Registration  Statement on
Form N-1A of American Century  Investment Trust, File No. 33-65170,  on November
30, 2001, and incorporated herein by reference).

EX-99.d8    Amendment No. 4 to the Management  Agreement  (Investor  Class) with
American  Century  Investment  Management,  Inc.,  dated July 1, 2002  (filed as
Exhibit d7 to Post-Effective  Amendment No. 17 to the Registration  Statement on
Form  N-1A  of the  Registrant,  File  No.  33-65170,  on  June  28,  2002,  and
incorporated herein by reference).

EX-99.d9    Amendment No. 5 to the Management  Agreement  (Investor  Class) with
American Century Investment Management,  Inc., dated December 31, 2002 (filed as
Exhibit d8 to  Post-Effective  Amendment No. 4 to the Registration  Statement on
Form N-1A of American Century Variable  Portfolios II, Inc., File No. 333-46922,
on December 23, 2002, and incorporated herein by reference).

EX-99.d10   Amendment No. 6 to the Management  Agreement  (Investor  Class) with
American Century Investment Management,  Inc., dated as of May 1, 2004 (filed as
Exhibit d9 to Post-Effective  Amendment No. 35 to the Registration  Statement on
Form  N-1A of  American  Century  Quantitative  Equity  Funds,  Inc.,  File  No.
33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.d11   Management   Agreement   (Advisor   Class)  with  American   Century
Investment  Management,  Inc.,  dated  August 1, 1997  (filed as  Exhibit  d3 to
Post-Effective  Amendment No. 27 to the  Registration  Statement on Form N-1A of
American Century Target Maturities Trust, File No. 2-94608,  on August 28, 1997,
and incorporated herein by reference).

EX-99.d12   Amendment to the Management  Agreement (Advisor Class) with American
Century Investment Management,  Inc., dated June 1, 1998 (filed as Exhibit 5b to
Post-Effective  Amendment  No. 9 to the  Registration  Statement on Form N-1A of
American Century  Investment  Trust,  File No.  33-65170,  on June 30, 1999, and
incorporated herein by reference).

EX-99.d13   Amendment No. 1 to the  Management  Agreement  (Advisor  Class) with
American Century Investment Management,  Inc. dated September 16, 2000 (filed as
Exhibit d6 to Post-Effective  Amendment No. 36 to the Registration  Statement on
Form N1-A of American  Century Target  Maturities  Trust,  File No. 2-94608,  on
April 18, 2001, and incorporated herein by reference).

EX-99.d14   Amendment No. 2 to the  Management  Agreement  (Advisor  Class) with
American  Century  Investment  Management,  Inc., dated August 1, 2001 (filed as
Exhibit d8 to Post-Effective  Amendment No. 44 to the Registration  Statement on
Form N-1A of American Century Government Income Trust, File No. 2-99222, on July
31, 2001, and incorporated herein by reference).

EX-99.d15   Amendment No. 3 to the  Management  Agreement  (Advisor  Class) with
American Century Investment  Management,  Inc., dated December 3, 2001 (filed as
Exhibit d10 to Post-Effective  Amendment No. 16 to the Registration Statement on
Form N-1A of American  Century  Investment  Trust on November 30, 2001, File No.
33-65170 and incorporated herein by reference).

EX-99.d16   Amendment No. 4 to the  Management  Agreement  (Advisor  Class) with
American  Century  Investment  Management,  Inc.,  dated July 1, 2002  (filed as
Exhibit d13 to Post-Effective  Amendment No. 17 to the Registration Statement on
Form N-1A of American  Century Target  Maturities  Trust,  File No. 2-94608,  on
January 31, 2003, and incorporated herein by reference).

EX-99.d17   Amendment No. 5 to the  Management  Agreement  (Advisor  Class) with
American Century Investment Management,  Inc., dated as of May 1, 2004 (filed as
Exhibit d16 to Post-Effective  Amendment No. 35 to the Registration Statement on
Form  N-1A of  American  Century  Quantitative  Equity  Funds,  Inc.,  File  No.
33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.d18   Management  Agreement  (Institutional  Class) with American  Century
Investment  Management,  Inc.,  dated  August 1, 1997  (filed as an  Exhibit  to
Post-Effective  Amendment No. 20 to the  Registration  Statement on Form N-1A of
American Century  Quantitative  Equity Funds,  File No. 33-19589,  on August 29,
1997, and incorporated herein by reference).

EX-99.d19   Amendment  to  Management  Agreement   (Institutional   Class)  with
American  Century  Investment  Management,  Inc.,  dated June 1, 1998  (filed as
Exhibit d6 to Post-Effective  Amendment No. 27 to the Registration  Statement on
Form N-1A of American Century  Quantitative Equity Funds, File No. 33-19589,  on
April 27, 2000, and incorporated herein by reference).

EX-99.d20   Amendment No. 1 to the Management  Agreement  (Institutional  Class)
with American Century Investment  Management,  Inc., dated August 1, 2001 (filed as Exhibit d13 to Post-Effective  Amendment No. 15 to the Registration Statement
on Form N-1A of American Century Investment Trust, File No. 33-65170,  on August
8, 2001, and incorporated herein by reference).

EX-99.d21   Amendment No. 2 to the Management  Agreement  (Institutional  Class)
with American Century Investment Management,  Inc. dated March 1, 2002 (filed as
Exhibit d17 to Post-Effective  Amendment No. 46 to the Registration Statement on
Form N-1A of American  Century  Government  Income Trust,  File No. 2-99222,  on
March 4, 2002, and incorporated herein by reference).

EX-99.d22   Amendment No. 3 to the Management  Agreement  (Institutional  Class)
with American Century Investment Management, Inc. dated December 31, 2002 (filed as Exhibit d18 to Post-Effective  Amendment No. 39 to the Registration Statement
on Form N-1A of the  Registrant,  File No.  2-91229,  on December 23, 2002,  and
incorporated herein by reference).

EX-99.d23   Amendment No. 4 to the Management  Agreement  (Institutional  Class)
with American Century Investment Management, Inc. to be filed by amendment.

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  September  3, 2002  (filed as Exhibit e1 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Municipal Trust,  File No. 2-91229,  on September 30, 2002, and
incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable  Portfolios II, Inc., File No. 333-46922,
on December 23, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective  Amendment No. 17 to the Registration  Statement on
Form N-1A of  American  Century  Strategic  Asset  Allocations,  Inc.,  File No.
33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective  Amendment No. 104 to the Registration Statement
on Form N-1A of American  Century  Mutual  Funds,  Inc.,  File No.  2-14213,  on
February 26, 2004, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated as of May 1, 2004 (filed as Exhibit e5 to Post-Effective  Amendment No. 35 to the Registration  Statement
on Form N-1A of American  Century  Quantitative  Equity  Funds,  Inc.,  File No.
33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.e6    Amendment No. 5 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services, Inc. to be filed by amendment.

EX-99.g1    Omnibus Custodian Agreement with State Street Bank and Trust Company dated August 10, 1993 (filed as Exhibit g1 to Post-Effective  Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-43321, on
April 22, 1996, and incorporated herein by reference).

EX-99.g2    Amendment  No. 1 dated  December  1, 1994 to the  Omnibus  Custodian
Agreement  with State Street Bank and Trust Company dated August 10, 1993 (filed as Exhibit g2 to Post-Effective Amendment No. 7 to the Registration Statement on
Form  N-1A of the  Registrant,  File  No.  33-43321,  on  April  22,  1996,  and
incorporated herein by reference).

EX-99.g3    Amendment  dated  March 4, 1996 to the Omnibus  Custodian  Agreement with State Street Bank and Trust Company dated August 10, 1993 (filed as Exhibit
g3 to Post-Effective  Amendment No. 7 to the Registration Statement on Form N-1A
of the Registrant, File No. 33-43321, on April 22, 1996, and incorporated herein by reference).

EX-99.g4    Amendment dated December 9, 2000 to Omnibus Custodian Agreement with
State Street Bank and Trust  Company  dated August 10, 1993 (filed as Exhibit g4 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-43321, on April 30, 2001, and incorporated herein by reference).

EX-99.g5    Amendment No. 3 to the Omnibus Custodian Agreement with State Street
Bank and Trust Company dated May 1, 2003 (filed as Exhibit g5 to  Post-Effective
Amendment No. 19 to the  Registration  Statement on Form N-1A of the Registrant,
File No. 33-43321, on April 29, 2004, and incorporated hereby by reference).

EX-99.g6    Master  Agreement  with Commerce  Bank,  N.A. dated January 22, 1997
(filed as  Exhibit g2 to  Post-Effective  Amendment  No. 76 to the  Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
on February 28, 1997, and incorporated herein by reference).

EX-99.g7    Fee Schedule with State Street Bank and Trust Company dated April 3,
2003 (filed as Exhibit g7 to Post-Effective Amendment No. 19 to the Registration
Statement on Form N-1A of the Registrant,  File No. 33-43321, on April 29, 2004,
and incorporated hereby by reference)..

EX-99.h1    Transfer Agency Agreement with American Century Services Corporation dated August 1, 1997 (filed as Exhibit 9 to  Post-Effective  Amendment No. 33 to the  Registration  Statement  on Form N1-A of the  American  Century  Government
Income Trust,  File No. 2-99222,  on July 31, 1997, and  incorporated  herein by reference).

EX-99.h2    Amendment  No. 1 to the  Transfer  Agency  Agreement  with  American
Century Services  Corporation,  dated June 29, 1998 (filed as Exhibit 9b to Post
Effective  Amendment  No.  23 to the  Registration  Statement  on  Form  N-1A of
American Century Quantitative Equity Funds, File No. 33-19589, on June 29, 1998,
and incorporated herein by reference).

EX-99.h3    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment No. 30 to the  Registration  Statement on Form N-1A of
American Century California  Tax-Free and Municipal Funds, File No. 2-82734,  on
December 29, 2000, and incorporated herein by reference).

EX-99.h4    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment No. 44 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  on July 31, 2001,
and incorporated herein by reference).

EX-99.h5    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  December 3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment No. 16 to the  Registration  Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170,  on November 30, 2001, and
incorporated herein by reference).

EX-99.h6    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
American Century  Investment  Trust,  File No.  33-65170,  on June 28, 2002, and
incorporated herein by reference).

EX-99.h7    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
the Registrant, File No. 2-91229, on September 30, 2002, and incorporated herein by reference).

EX-99.h8    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective  Amendment  No. 4 to the  Registration  Statement on Form N-1A of
American Century Variable  Portfolios II, Inc., File No. 333-46922,  on December
23, 2002, and incorporated herein by reference).

EX-99.h9    Amendment  No. 8 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation  dated as of May 1, 2004 (filed as Exhibit h10 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century  Quantitative  Equity Funds, Inc., File No. 33-19589,  on April
29, 2004, and incorporated herein by reference).

EX-99.h10   Credit Agreement with JP Morgan Chase Bank, as Administrative Agent, dated as of December 17, 2003 (filed as Exhibit h9 to  Post-Effective  Amendment
No. 39 to the  Registration  Statement on Form N-1A of American  Century  Target
Maturities Trust, File No. 2-94608, on January 30, 2004, and incorporated herein by reference).

EX-99.h11   Customer  Identification  Program Reliance Agreement dated April 23,
2004  (filed  as  Exhibit  h12  to  Post-Effective   Amendment  No.  35  to  the
Registration  Statement  on Form N-1A of American  Century  Quantitative  Equity
Funds,  Inc., File No. 33-19589,  on April 29, 2004, and incorporated  herein by reference).

EX-99.h12   Amendment  No. 9 to the  Transfer  Agency  Agreement  with  American
Century Services Corporation to be filed by amendment.

EX-99.i     Opinion and consent of counsel to be filed by amendment.

EX-99.j1    Consent of PricewaterhouseCoopers, LLP, independent accountants to be filed by amendment.

EX-99.j2    Power of  Attorney  dated  March 1,  2004  (filed as  Exhibit  j2 to
Post-Effective  Amendment No. 34 to the  Registration  Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on March 1,
2004, and incorporated herein by reference).

EX-99.j3    Secretary's  Certificate dated March 1, 2004 (filed as Exhibit j3 to
Post-Effective  Amendment No. 34 to the  Registration  Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on March 1,
2004, and incorporated herein by reference).

EX-99.m1    Master  Distribution  and Shareholder  Services Plan (Advisor Class)
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective  Amendment No. 32 to the Registration  Statement on Form N-1A of American  Century Target  Maturities
Trust,  File No.  2-94608,  on January  31,  2000,  and  incorporated  herein by reference).

EX-99.m2    Amendment  to Master  Distribution  and  Shareholder  Services  Plan
(Advisor  Class)  dated June 29,  1998  (filed as  Exhibit m2 to  Post-Effective
Amendment No. 32 to the Registration  Statement on Form N-1A of American Century
Target Maturities Trust, File No. 2-94608, on January 31, 2000, and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan (Advisor Class) dated August 1, 2001 (filed as Exhibit m3 to Post-Effective
Amendment No. 44 to the  Registration  Statement on Form N-1A of the Registrant,
File No. 2-99222, on July 31, 2001, and incorporated herein by reference).

EX-99.m4    Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class)  dated   December  3,  2001  (filed  as  Exhibit  m4  to
Post-Effective  Amendment No. 16 to the  Registration  Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170,  on November 30, 2001, and
incorporated herein by reference).

EX-99.m5    Amendment No. 3 to the Master Distribution and Shareholder  Services
Plan (Advisor  Class) dated July 1, 2002 (filed as Exhibit m5 to  Post-Effective
Amendment No. 38 to the Registration  Statement on Form N-1A of American Century
Target Maturities Trust, File No. 2-94608, on January 31, 2003, and incorporated herein by reference).

EX-99.m6    Amendment No. 4 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  as of  May  1,  2004  (filed  as  Exhibit  m6 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century  Quantitative  Equity Funds, Inc., File No. 33-19589,  on April
29, 2004, and incorporated herein by reference).

EX-99.n1    Amended and  Restated  Multiple  Class Plan dated  September 3, 2002
(filed  as  Exhibit n to  Post-Effective  Amendment  No. 35 to the  Registration
Statement on Form N-1A of American  Century  California  Tax-Free and  Municipal
Funds,  File No.  2-82734,  on December 17,  2002,  and  incorporated  herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended  and  Restated  Multiple  Class Plan
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement on Form N-1A of American Century Municipal Trust,
File No. 2-91299, on December 23, 2002, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended  and  Restated  Multiple  Class Plan
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the  Registration  Statement on Form N-1A of American  Century  Strategic  Asset
Allocations,  Inc.,  File No.  33-79482,  on August 28, 2003,  and  incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended  and  Restated  Multiple  Class Plan
dated as of February 27, 2004 (filed as Exhibit n4 to  Post-Effective  Amendment
No. 104 to the  Registration  Statement on Form N-1A of American  Century Mutual
Funds, Inc., File No. 2-14213,  on February 26, 2004, and incorporated herein by reference).

EX-99.n5   Amendment  No. 4 to the Amended  and  Restated  Multiple  Class Plan
dated as of May 1, 2004 (filed as Exhibit n5 to Post-Effective  Amendment No. 35 to the  Registration  Statement  on Form N-1A of American  Century  Quantitative
Equity Funds,  Inc.,  File No.  33-19589,  on April 29, 2004,  and  incorporated herein by reference).

EX-99.p1   American  Century  Investments Code of Ethics (filed as Exhibit p to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century  Quantitative  Equity Funds, Inc., File No. 33-19589,  on April
29, 2004, and incorporated herein by reference).

EX-99.p2   J.P.  Morgan  Investment  Management,  Inc. Code of Ethics (filed as
Exhibit p3 to Post-Effective  Amendment No. 20 to the Registration  Statement on
Form N-1A of American Century Capital  Portfolios,  Inc., File No. 33-64872,  on
April 20, 2001, and incorporated herein by reference.